UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)       August 30, 2004

                              Matrix Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

        0-21231                                         84-1233716
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  (Commission File Number)                   (IRS Employer Identification No.)

           700 Seventeenth Street, Suite 2100
                  Denver, Colorado                                     80202
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         (Address of Principal Executive Offices)                    (Zip Code)

                                 (303) 595-9898
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.03  CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER
           AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
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     On August 30, 2004,  Matrix Bancorp Capital Trust VI (Trust VI), a Delaware
business trust formed by Matrix Bancorp, Inc. (the "Company"), completed the sale of $10,000,000 of 6.425% preferred securities. Trust VI also issued an aggregate amount of $310,000 of common securities to the Company and used the net proceeds from the offering to purchase $10,310,000 in principal amount of 6.425% junior subordinated debentures of the Company due October 18, 2034. The preferred securities accrue and pay distributions quarterly at an annual rate of 6.425% of the stated liquidation amount of $1,000 per preferred security. The 6.425% coupon will adjust in October 2009 to a variable rate per annum that will be reset quarterly equal to three month LIBOR plus 2.50%. The Company has fully and unconditionally guaranteed all of the obligations of Trust VI under the preferred securities. The guarantee covers the quarterly distributions and payments on liquidation or redemption of the preferred securities. The preferred
securities  are   mandatorily   redeemable  upon  the  maturity  of  the  junior
subordinated debentures or upon earlier redemption of the junior subordinated debentures. The Company has the right to redeem the junior subordinated debentures, in whole or in part, on or after October 18, 2009. The maturity date of the preferred securities may be accelerated, after expiration of the applicable cure periods, if the Company is adjudged bankrupt or fails to make interest payments on the junior subordinated notes for 20 or more consecutive quarters.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 31, 2004


                                              MATRIX BANCORP, INC.


                                              By: /s/ T. Allen McConnell
                                              Name:   T. Allen McConnell
                                              Title:  Senior Vice President